SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
AMENDMENT TO CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2005

TALLY-HO VENTURES, INC.
(Exact name of Registrant as specified in its charter)

333-104631
(Commission File No.)

Delaware	43-1988542
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(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

115 route d´Arlon

L-8311 Capellen

Luxembourg

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Registrant’s address

 011-9714-319-7451
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Registrant's telephone number, including area code

Check the appropriate box below of the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On September 6, 2005 Tally-Ho Ventures, Inc. (the “Company”) announced through a press release that it had signed a Letter of Intent to acquire Master Finance Europe, a private wealth management organization focused on the needs of mid-wealth families and individuals in Luxembourg, Belgium and France. The Letter of Intent contemplates the signing of a definitive share purchase agreement and the conduct of due diligence prior to the closing of the transaction. A copy of that press release was attached to a Form 8-K filed on September 12, 2005. On September 19, 2005, the Company issued a second press release related to the Letter of Intent to acquire Master Finance Europe, correcting the earlier press release. A copy of the second press release is attached hereto as Exhibit 10.01.

Item 9.01 Exhibits.

Exhibit 10.1 Press Release date September 19, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TALLY-HO VENTURES, INC.
Registrant

Date: September 19, 2005

/s/ Peter Smith
Peter Smith, President

EXHIBIT INDEX
Exhibit	Description

10.1	Press Release date September 19, 2005